Exhibit 99.1

Digital World Appoints Eric Swider as Permanent CEO

Miami, Florida – July 10, 2023 – Digital World Acquisition Corp. (Nasdaq: DWAC) (“DWAC” or the “Company”) today announced that Eric Swider, the Interim Chief Executive Officer and a member of DWAC’s Board of Directors (the “Board”), has been appointed as Chief Executive Officer, effective July 6, 2023. Mr. Swider has been serving as the Interim Chief Executive Officer since March 19, 2023.

Mr. Frank Andrews, the Chairman of the Board stated, “Through hard work and dedication to our shareholders, Mr. Swider has proven his ability to guide the Company to our ultimate goal, a successful business combination. Together, with the help of a stellar management team, Mr. Swider will continue to judiciously serve the Company and its shareholders as the CEO of DWAC. We congratulate Mr. Swider on the appointment.”

Mr. Swider shared the following statement with the Board. “I thank you for your continued confidence and trust you place in management. We will continue to serve the best interest of the shareholders at the pleasure and direction of the Board. DWAC has a stated objective of completing a strategic merger and that will continue to be the focus of management. Today, we believe that TMTG remains the best option for the shareholders. As we continue to put many of the challenges behind us, we remain ready willing and able to advance this merger.”

About Digital World Acquisition Corp.

Digital World Acquisition Corp. (Nasdaq: DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding management succession planning, possible business combinations, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 26, 2023, its preliminary proxy statement on Schedule 14A filed with the SEC on June 23, 2023, and other documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company gives no assurance that it will achieve its expectations.

Contact Information

Investor Relations:

Name: Alex Cano

Email: info@dwacspac.com